Exhibit B-4

Description of Subsidiary to Subsidiary Services



                                                                                         Contract
                                                               Indicative                In Effect
                                                              Compensation               at 2002
Nature of              Serving           Receiving            for Calendar  Date of      Year-End
Transaction            Company           Company               Year 2002    Contract      Yes/No    Shared Service Effect
-----------            -------           ---------            ------------  --------     ---------  ---------------------

Materials and          New York State    EE                     $104,036     6/98          Yes      This service would
Services               Electric & Gas    Telecommunications                                         continue.
                       Corporation

Materials and          New York State    Maine Natural          $435,268     1/02          Yes      Engineering services would
Services (Includes     Electric & Gas    Gas Corporation                                            continue. Gas purchasing
Engineering, gas       Corporation                                                                  services would be
purchasing, note:                                                                                   performed by SCG/CNG or
employee services                                                                                   Berkshire Gas.
item is the payroll
component for the
services.)

Customer Billing and   New York State    The Berkshire          $197,785     1/02          Yes      This service will be
Disaster Recovery      Electric & Gas    Gas Company                                                provided by Shared
Services               Corporation                                                                  Services.

Services               Central Maine     Maine Natural          $284,920     3/02          Yes      This service will be
                       Power Company     Gas                                                        eliminated

Management  Services   The Berkshire     Berkshire               $37,874     1/02          Yes      This service would
                       Gas Company       Propane                                                    continue.

Dispatch, Technical,   The Berkshire     Berkshire              $127,560     1/02          Yes      This service would
Emergency Services     Gas Company       Propane                                                    continue.

Management Services    The Berkshire     Berkshire               $18,033     1/02          No       This service has been
                       Gas Company       Service                                                    eliminated.
                                         Solutions, Inc.

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                                                                                         Contract
                                                               Indicative                In Effect
                                                              Compensation               at 2002
Nature of              Serving           Receiving            for Calendar  Date of      Year-End
Transaction            Company           Company               Year 2002    Contract      Yes/No    Shared Service Effect
-----------            -------           ---------            ------------  --------     ---------  ---------------------
Dispatch, Technical,   The Berkshire     Berkshire               $13,688     1/02          No       This service has been
Emergency Services     Gas Company       Service                                                    eliminated
                                         Solutions, Inc.

Executive Management   The Berkshire     Southern               $103,756     1/02          Yes      This service would
Services               Gas Company       Connecticut Gas                                            continue.
                                                                                                    The President of Berkshire
                                                                                                    Gas is also Senior VP
                                                                                                    Operating Services at SCG.

Executive Management   The Berkshire     Connecticut            $103,593     1/02          Yes      This service would
Services               Gas Company       Natural Gas                                                continue.
                                                                                                    The President of Berkshire
                                                                                                    Gas is also Senior VP
                                                                                                    Operating Services at CNG.

Gas Supply, IT         Southern          The Berkshire           $12,439     1/02          Yes      Gas Supply to continue. IT
Services               Connecticut Gas   Gas Company                                                services will be provided
                                                                                                    by Shared Services.

Gas Supply, IT         Connecticut       The Berkshire           $38,218     1/02          Yes      Gas Supply to continue. IT
Services               Natural Gas       Gas Company                                                services will be provided
                                                                                                    by Shared Services.

Technical Services     Berkshire         The Berkshire           $83,735      1/02         No       This service has been
                       Service           Gas Company -                                              eliminated.
                       Solutions, Inc.   Appliance
                                         Rental Division

Management Services    Connecticut       The Southern         $1,703,942     1/02          Yes      A portion of this service
Agreement              Natural Gas       Connecticut Gas                                            would continue on a
                       Company           Company                                                    limited basis.

Management Services    Connecticut       TEN Companies,         $182,413     1/02          Yes      This service will be
Agreement              Natural Gas       Inc.                                                       eliminated
                       Company


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                                                                                         Contract
                                                               Indicative                In Effect
                                                              Compensation               at 2002
Nature of              Serving           Receiving            for Calendar  Date of      Year-End
Transaction            Company           Company               Year 2002    Contract      Yes/No    Shared Service Effect
-----------            -------           ---------            ------------  --------     ---------  ---------------------
Peaking Facility       The Southern      Total Peaking          $464,665     4/96          Yes      This service would
Operational Agreement  Connecticut Gas   Services, LLC                                              continue.
                       Company

Management Services    The Southern      Connecticut          $1,548,381     1/02          Yes      IT, Supply Chain and
Agreement              Connecticut Gas   Natural Gas                                                Accounting services will
                       Company                                                                      move to Shared Services.
                                                                                                    Remaining services would
                                                                                                    continue.

Management Services    The Southern      CNE Energy             $106,556     1/02          Yes      This service will be
Agreement              Connecticut Gas   Services Group,                                            eliminated
                       Company           Inc.

Support Services       Rochester Gas     Energetix              $865,978     7/02          Yes      This service will be
                       and Electric                                                                 eliminated
                       Corporation

Rent                   Rochester Gas     Energetix               $51,000     7/02          Yes      This service would continue
                       and Electric
                       Corporation

Support Services       Central Maine     CMP Group              $392,410     3/02          Yes      This service would
(includes              Power Company     (Not a utility)                                            continue for legal support
accounting, treasury                                                                                component only.
and legal)                                                                                          Accounting and treasury
                                                                                                    would be performed by EEMC.

Support Services       Central Maine     Maine Electric         $702,387     3/02          Yes      This service would
(includes              Power Company     Power Company                                              continue for technical
accounting, IT, and                                                                                 services only.  Accounting
technical services)                                                                                 and IT would be performed
                                                                                                    by Shared Services.

Satellite - APEX       Central Maine     Maine Electric         $264,463     6/89          Yes      This service would continue
                       Power Company     Power Company



                                                                                         Contract
                                                               Indicative                In Effect
                                                              Compensation               at 2002
Nature of              Serving           Receiving            for Calendar  Date of      Year-End
Transaction            Company           Company               Year 2002    Contract      Yes/No    Shared Service Effect
-----------            -------           ---------            ------------  --------     ---------  ---------------------
Pole Space Rental      Central Maine     Maine Electric           $3,833   Informal        Yes      This service would continue
Service at ASB         Power Company     Power Company                      Rental
                                                                           Agreement

Support Services       Central Maine     Union Water            $750,351     3/02          Yes      This service will be
                       Power Company     Power Company                                              eliminated.

Support Services       Central Maine     MaineCom               $412,929     3/02          Yes      This service would
(includes accounting   Power Company     Services                                                   continue for technical
and technical                            (Exempt telecom                                            services only.  Accounting
services)                                company)                                                   would be performed by The
                                                                                                    Energy Network.

Rental of Fiber Optic  Central Maine     MaineCom                $45,621     9/97          Yes      This service would
                       Power Company     Services                                                   continue.

Support Services       Central Maine     Maine Natural          $313,683     3/02          Yes      This service will be
                       Power Company     Gas                                                        eliminated.

Orrington Substation   Maine Electric    Central Maine           $29,482     3/02          Yes      This service would
Support                Power Company     Power Company                                              continue.

Support Services       Maine Electric    Chester SVC            $370,543     7/00          Yes      This service would
                       Power Company     Partnership                                                continue.

Utility Services       Union Water       Central Maine        $2,401,296     12/01         Yes      This service would
                       Power Company     Power Company                                              continue.

Utility Services       Union Water       MaineCom               $190,798     7/00          Yes      These services would
(includes line         Power Company     Services                                                   continue.
construction and                         (Exempt
legal services)                          telecom company)

Fiber Optic Lease      MaineCom          Central Maine              $368     8/98          Yes      This service would
                       Services          Power Company                                              continue.
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